PULASKI FINANCIAL REPORTS 47% INCREASE IN
SECOND FISCAL QUARTER EPS

Current Versus Prior Year Quarter Highlights

●	Diluted EPS were $0.25 in March 2015 quarter versus $0.17 in same quarter last year; up 44% to $0.52 for six months ended March 31, 2015 versus $0.36 last year

●	Annualized return on average assets improved to 0.91% in March 2015 quarter compared with 0.67% in last year’s quarter

●	Annualized return on average common equity for March 2015 quarter increased to 10.48% versus 7.57% in March 2014 quarter

●	Mortgage revenues more than quadrupled from prior year quarter on increases in loans originated for refinancing and home purchase activity combined with an improvement in the net profit margin

●	Net interest income increased 6% over prior year quarter as the result of substantial growth in average loan balances partially offset by a decline in the net interest margin

●	Loan portfolio balance at March 31, 2015 up 8% from same time last year, but down 2% from December 31, 2014 on shrinkage in commercial and residential loans

●	Deposits increased 3% during quarter on substantial growth in municipal and public entity and retail deposits

●	Additional 6% improvement in non-performing assets dropped the ratio of non-performing assets to total assets below 2% for first time since September 30, 2008

●	Book value per common share grew to $9.67 at March 31, 2015 from $9.50 at December 31, 2014

ST. LOUIS, April 28, 2015 —Pulaski Financial Corp. (Nasdaq Global Select: PULB, the “Company”) reported net income available to common shareholders for the quarter ended March 31, 2015 of $3.1 million, or $0.25 per diluted common share, compared with $1.9 million, or $0.17 per diluted common share, for the same quarter last year.  For the six months ended March 31, 2015, net income available to common shareholders was $6.2 million, or $0.52 per diluted common share, compared with $4.1 million, or $0.36 per diluted common share, for the same period last year.

The Company reported sharply higher returns for the quarter ended March 31, 2015 compared with the same quarter last year.  The annualized return on average assets increased to 0.91%, up 24 basis points from 0.67% reported in last year’s quarter.  The annualized average return on common equity increased to 10.48%, up 291 basis points from 7.57% reported for the quarter ended March 31, 2014.

Earnings for the quarter were marked by a 332% increase in mortgage revenues over the same quarter last year as low market interest rates fueled customer demand for loans to refinance existing mortgages.  In addition, the Company saw a 57% increase in loans to finance home purchases compared with last year’s quarter.

Net interest income for the quarter saw a 6% increase from the March 2014 quarter as the Company continued to benefit from substantial loan growth experienced in earlier quarters.  This growth more than offset a decline in the net interest margin that resulted primarily from market driven declines in portfolio loan rates.  However, the total balance of loans receivable decreased 2% from December 31, 2014 as the result of a decrease in residential real estate loans, and to a lesser extent, a decrease in commercial loans.

The Company continued to be successful in raising deposits while controlling the total cost of deposits.  Total deposits increased 3% during the quarter, while the average cost of deposits remained almost unchanged from the same quarter last year.

Gary Douglass, President and Chief Executive Officer, commented, “Considering that the March quarter is typically negatively impacted by mortgage and other seasonality, we are particularly pleased with our overall operating results for the current quarter.  The better than anticipated results were largely driven by increased mortgage-related revenues and the absence of net credit costs for the quarter.”

Douglass concluded, “We are looking forward to an even stronger second half of our fiscal year driven by a continued strengthening of mortgage revenues, a restart of modest commercial and residential portfolio growth and continued low net credit costs.”

Conference Call Tomorrow

Pulaski Financial’s management will discuss second quarter results and other developments tomorrow, April 29, 2015, during a conference call beginning at 11 a.m. EST (10 a.m. CST).  The call will also be simultaneously webcast and archived for three months at:  Error! Hyperlink reference not valid.http://www.pulaskibank.com/our-story/shareholder-relations/.  Participants in the conference call may dial 877-473-3757, conference ID 67756688, a few minutes before the start time. The call will also be available for replay through May 30, 2015 at 855-859-2056 or 404-537-3406, conference ID 67756688.

About Pulaski Financial

Pulaski Financial Corp., operating in its 93rd year through its subsidiary, Pulaski Bank, offers a full line of quality retail and commercial banking products through 13 full-service branch offices in the St. Louis metropolitan area.  The Bank also offers mortgage loan products through loan production offices in the St. Louis, Kansas City, and Chicago metropolitan areas, mid-Missouri, southwestern Missouri, eastern Kansas, Omaha, Nebraska and Council Bluffs, Iowa. The Company’s website can be accessed at www.pulaskibank.com.

This news release may contain forward-looking statements about Pulaski Financial Corp., which the Company intends to be covered under the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of the Company. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. You are cautioned that forward-looking statements involve uncertainties, and important factors could cause actual results to differ materially from those anticipated, including changes in general business and economic conditions, changes in interest rates, legal and regulatory developments, increased competition from both banks and non-banks, changes in customer behavior and preferences,  and effects of critical accounting policies and judgments. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended September 30, 2014 on file with the SEC, including the sections entitled "Risk Factors."  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME
(Unaudited)

	(Dollars in thousands except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2015	2014	2014
Interest income	$12,037	$12,223	$11,374
Interest expense	1,375	1,373	1,313

Net interest income	10,662	10,850	10,061
Provision for loan losses	-	500	500

Net interest income after provision for loan losses	10,662	10,350	9,561

Mortgage revenues	2,189	1,474	506
Retail banking fees	1,030	1,055	988
SBA loan sale revenues	113	179	-
Other	329	1,008	360
Total non-interest income	3,661	3,716	1,854

Salaries and employee benefits	5,501	4,970	4,574
Occupancy, equipment and data processing expense	2,997	2,794	2,732
Advertising	194	172	126
Professional services	422	497	503
FDIC deposit insurance premium expense	251	259	263
Real estate foreclosure (recoveries) losses and expenses, net	(159)	77	(412)
Other	523	557	452
Total non-interest expense	9,729	9,326	8,238

Income before income taxes	4,594	4,740	3,177
Income tax expense	1,506	1,605	1,074
Net income after tax	3,088	3,135	2,103
Preferred stock dividends and premium paid on repurchases	-	-	(188)
Earnings available to common shares	$3,088	$3,135	$1,915

Annualized Performance Ratios
Return on average assets	0.91%	0.93%	0.67%
Return on average common equity	10.48%	10.91%	7.57%
Interest rate spread	3.27%	3.32%	3.31%
Net interest margin	3.36%	3.43%	3.41%

SHARE DATA
Weighted average common shares outstanding - basic	11,805,494	11,715,120	10,969,484
Weighted average common shares outstanding - diluted	12,115,757	12,063,777	11,357,212
Basic earnings per common share	$0.26	$0.27	$0.17
Diluted earnings per common share	$0.25	$0.26	$0.17
Dividends per common share	$0.095	$0.095	$0.095

PULASKI FINANCIAL CORP.
CONDENSED STATEMENTS OF INCOME, Continued
(Unaudited)

	(Dollars in thousands except per share data)

	Six Months Ended March 31,
	2015	2014
Interest income	$24,261	$22,873
Interest expense	2,749	2,636

Net interest income	21,512	20,237
Provision for loan losses	500	700

Net interest income after provision for loan losses	21,012	19,537

Mortgage revenues	3,663	1,540
Retail banking fees	2,085	2,034
SBA loan sale revenues	293	-
Other	1,336	752
Total non-interest income	7,377	4,326

Salaries and employee benefits	10,471	8,765
Occupancy, equipment and data processing expense	5,791	5,360
Advertising	365	306
Professional services	919	1,325
FDIC deposit insurance premiums	511	524
Real estate foreclosure (recoveries) losses and expenses, net	(82)	(285)
Other	1,080	943
Total non-interest expense	19,055	16,938

Income before income taxes	9,334	6,925
Income tax expense	3,111	2,319
Net income after tax	6,223	4,606
Preferred stock dividends	-	(483)
Earnings available to common shares	$6,223	$4,123

Annualized Performance Ratios
Return on average assets	0.92%	0.74%
Return on average common equity	10.69%	8.20%
Interest rate spread	3.30%	3.36%
Net interest margin	3.39%	3.47%

SHARE DATA
Weighted average shares outstanding - basic	11,759,811	10,959,019
Weighted average shares outstanding - diluted	12,079,766	11,349,010
Basic earnings per common share	$0.53	$0.38
Diluted earnings per common share	$0.52	$0.36
Dividends per common share	$0.19	$0.19

PULASKI FINANCIAL CORP.
SELECTED BALANCE SHEET DATA
(Unaudited)

	March 31,	December 31,	September 30,
	2015	2014	2014
Total assets	$1,383,450	$1,426,456	$1,380,096
Loans receivable, net	1,113,271	1,130,638	1,110,861
Allowance for loan losses	15,704	15,926	15,978
Mortgage loans held for sale, net	101,993	87,076	58,139
Investment securities	45,757	46,172	41,431
Capital stock of Federal Home Loan Bank	4,271	7,012	8,268
Cash and cash equivalents	34,407	72,953	81,549
Deposits	1,126,396	1,098,333	1,021,653
Borrowed money	102,345	181,313	210,940
Subordinated debentures	19,589	19,589	19,589
Stockholders' equity - common	116,449	114,512	112,116
Total book value per common share	$9.67	$9.50	$9.31
Tangible book value per common share	$9.34	$9.17	$8.99
Tangible common equity to total assets	8.16%	7.77%	7.86%

	March 31,	December 31,	September 30,
	2015	2014	2014
LOANS RECEIVABLE
Single-family residential:
First mortgage	$276,731	$283,365	$273,370
Second mortgage	40,029	39,434	39,555
Home equity lines of credit	80,961	87,143	90,179
Total single-family residential real estate	397,721	409,942	403,104
Commercial:
Commercial and multi-family real estate:
Owner occupied	129,929	136,901	134,609
Non-owner occupied	261,520	252,732	261,948
Land acquisition and development	32,133	30,457	37,052
Real estate construction and development	62,398	52,747	46,777
Commercial and industrial	238,769	257,315	235,297
Total commercial	724,749	730,152	715,683
Consumer and installment	2,969	3,618	4,024
	1,125,439	1,143,712	1,122,811
Add (less):
Deferred loan costs	4,752	4,627	4,669
Loans in process	(1,216)	(1,775)	(641)
Allowance for loan losses	(15,704)	(15,926)	(15,978)
Total	$1,113,271	$1,130,638	$1,110,861

Weighted average rate at end of period	4.04%	4.04%	4.11%

	March 31, 2015		December 31, 2014		September 30, 2014
		Weighted		Weighted		Weighted
		Average		Average		Average
		Interest		Interest		Interest
DEPOSITS	Balance	Rate	Balance	Rate	Balance	Rate
Demand deposits:	(Dollars in thousands)
Non-interest-bearing checking	$189,107	0.00%	$194,758	0.00%	$189,642	0.00%
Interest-bearing checking	231,111	0.12%	229,847	0.12%	222,156	0.10%
Savings accounts	43,041	0.13%	42,029	0.13%	43,640	0.13%
Money market	237,422	0.29%	223,778	0.29%	203,974	0.29%
Total demand deposits	700,681	0.15%	690,412	0.14%	659,412	0.13%

Certificates of Deposit:
Traditional	311,864	0.77%	299,863	0.72%	273,349	0.66%
CDARS	73,876	0.40%	63,962	0.40%	44,794	0.31%
Brokered	39,975	0.42%	44,096	0.40%	44,098	0.39%
Total certificates of deposit	425,715	0.67%	407,921	0.64%	362,241	0.59%
Total deposits	$1,126,396	0.34%	$1,098,333	0.32%	$1,021,653	0.29%

PULASKI FINANCIAL CORP.
RESIDENTIAL MORTGAGE LOAN ACTIVITY
(Unaudited)

RESIDENTIAL MORTGAGE LOANS ORIGINATED FOR SALE

	Six Months Ended			Six Months Ended
	March 31, 2015			March 31, 2014
	Mortgage	Home		Mortgage	Home
	Refinancings	Purchases	Total	Refinancings	Purchases	Total
(In thousands)
First quarter	$94,694	$167,472	$262,166	$29,996	$136,423	$166,419

Second quarter	$209,458	$153,486	$362,944	$24,376	$98,065	$122,441

RESIDENTIAL MORTGAGE LOANS SOLD TO INVESTORS
	Six Months Ended			Six Months Ended
	March 31, 2015			March 31, 2014
			Net			Net
	Loans	Mortgage	Profit	Loans	Mortgage	Profit
	Sold	Revenues	Margin	Sold	Revenues	Margin
(Dollars in thousands)
First quarter	$229,565	$1,474	0.64%	$179,919	$1,033	0.57%

Second quarter	$337,890	$2,189	0.65%	$136,231	$507	0.37%

PULASKI FINANCIAL CORP.
NONPERFORMING ASSETS
(Unaudited)

		(In thousands)

	March 31,	December 31,	September 30,
NON-PERFORMING ASSETS	2015	2014	2014
Non-accrual loans:
Single-family residential real estate:
First mortgage	$3,231	$3,417	$4,026
Second mortgage	567	607	354
Home equity lines of credit	1,861	1,410	1,479
	5,659	5,434	5,859
Commercial:
Commercial and multi-family real estate	279	-	457
Land acquisition and development	-	-	3,734
Commercial and industrial	302	310	348
Total commercial	581	310	4,539
Consumer and installment	49	-	-
Total non-accrual loans	6,289	5,744	10,398

Non-Accrual Troubled debt restructurings: (1)
Current under the restructured terms:
Single-family residential real estate:
First mortgage	4,825	5,163	4,668
Second mortgage	1,026	1,065	1,126
Home equity lines of credit	997	867	741
Total single-family residential real estate	6,848	7,095	6,535
Commercial:
Commercial and multi-family real estate	3,385	3,442	3,335
Real estate construction and development	13	14	-
Commercial and industrial	904	1,069	1,102
Total commercial	4,302	4,525	4,437
Consumer and installment	6	9	13
Total current troubled debt restructurings	11,156	11,629	10,985
Past due under restructured terms:
Single-family residential real estate:
First mortgage	2,087	2,914	3,477
Second mortgage	492	548	483
Home equity lines of credit	224	224	395
Total single-family residential real estate	2,803	3,686	4,355
Commercial:
Commercial and multi-family real estate	388	443	669
Land acquisition and development	38	39	38
Real estate construction and development	-	-	39
Commercial and industrial	-	-	488
Total commercial	426	482	1,234
Total past due troubled debt restructurings	3,229	4,168	5,589
Total non-accrual troubled debt restructurings	14,385	15,797	16,574
Total non-performing loans	20,674	21,541	26,972
Real estate acquired in settlement of loans:
Residential real estate	993	1,590	2,631
Commercial real estate	5,699	6,130	3,171
Total real estate acquired in settlement of loans	6,692	7,720	5,802
Total non-performing assets	$27,366	$29,261	$32,774

(1) Troubled debt restructured includes non-accrual loans totaling $14.4 million, $15.8 million and $16.6 million at March 31, 2015, December 31, 2014 September 30, 2014, respectively. These totals are not included in non-accrual loans above.

PULASKI FINANCIAL CORP.
ALLOWANCE FOR LOAN LOSSES AND ASSET QUALITY RATIOS
(Unaudited)

	(Dollars in thousands)

	Three Months		Six Months
	Ended March 31,		Ended March 31,
ALLOWANCE FOR LOAN LOSSES	2015	2014	2015	2014
Allowance for loan losses, beginning of period	$15,926	$17,670	$15,978	$18,306
Provision charged to expense	-	500	500	700
Charge-offs:
Single-family residential real estate:
First mortgage	161	258	330	975
Second mortgage	96	173	248	369
Home equity	143	658	427	1,012
Total single-family residential real estate	400	1,089	1,005	2,356
Commercial:
Land acquisition and development	-	562	-	1,027
Commercial and industrial	8	1	37	1
Total commercial	8	563	37	1,028
Consumer and installment	42	33	105	54
Total charge-offs	450	1,685	1,147	3,438
Recoveries:
Single-family residential real estate:
First mortgage	60	133	63	192
Second mortgage	92	11	106	58
Home equity	36	71	130	230
Total single-family residential real estate	188	215	299	480
Commercial:
Commercial and multi-family real estate	14	107	23	293
Land acquisition and development	-	-	8	1
Real estate construction and development	-	-	3	-
Commercial and industrial	17	14	24	471
Total commercial	31	121	58	765
Consumer and installment	9	8	16	16
Total recoveries	228	344	373	1,261
Net charge-offs	222	1,341	774	2,177
Balance, end of period	$15,704	$16,829	$15,704	$16,829

	March 31,	December 31,	September 30,
ASSET QUALITY RATIOS	2015	2014	2014
Non-performing loans as a percent of total loans	1.84%	1.88%	2.40%
Non-performing loans excluding current troubled debt
restructurings as a percent of total loans	0.85%	0.87%	1.42%
Non-performing assets as a percent of total assets	1.98%	2.05%	2.37%
Non-performing assets excluding current troubled debt
restructurings as a percent of total assets	1.17%	1.24%	1.58%
Allowance for loan losses as a percent of total loans	1.40%	1.39%	1.42%
Allowance for loan losses as a percent
of non-performing loans	75.96%	73.94%	59.24%
Allowance for loan losses as a percent of
non-performing loans excluding current troubled debt
restructurings and related allowance for loan losses	159.70%	154.67%	97.06%

PULASKI FINANCIAL CORP.
AVERAGE BALANCE SHEETS
(Unaudited)

	(Dollars in thousands)

	Three Months Ended
	March 31, 2015			March 31, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,123,910	$11,182	3.98%	$1,020,247	$10,899	4.27%
Mortgage loans held for sale	79,924	757	3.79%	35,331	365	4.13%
Other interest-earning assets	64,377	98	0.61%	125,911	111	0.35%
Total interest-earning assets	1,268,211	12,037	3.80%	1,181,489	11,375	3.85%
Non-interest-earning assets	88,983			80,621
Total assets	$1,357,194			$1,262,110

Interest-bearing liabilities:
Deposits	$920,547	$986	0.43%	$870,054	$907	0.42%
Borrowed money	118,515	389	1.31%	94,108	407	1.73%
Total interest-bearing liabilities	1,039,062	1,375	0.53%	964,162	1,314	0.54%
Non-interest-bearing deposits	188,448			176,095
Non-interest-bearing liabilities	11,792			10,728
Stockholders' equity	117,892			111,125
Total liabilities and stockholders' equity	$1,357,194			$1,262,110
Net interest income		$10,662			$10,061
Interest rate spread			3.27%			3.31%
Net interest margin			3.36%			3.41%

	(Dollars in thousands)

	Six Months Ended
	March 31, 2015			March 31, 2014
		Interest	Average		Interest	Average
	Average	and	Yield/	Average	and	Yield/
Interest-earning assets:	Balance	Dividends	Cost	Balance	Dividends	Cost
Loans receivable	$1,126,943	$22,589	4.01%	$1,014,355	$21,734	4.29%
Mortgage loans held for sale	73,847	1,461	3.96%	44,889	932	4.15%
Other interest-earning assets	66,704	211	0.63%	108,070	207	0.38%
Total interest-earning assets	1,267,494	24,261	3.83%	1,167,314	22,873	3.92%
Non-interest-earning assets	86,130			79,851
Total assets	$1,353,624			$1,247,165

Interest-bearing liabilities:
Deposits	$882,789	$1,880	0.43%	$853,902	$1,864	0.44%
Borrowed money	147,830	869	1.18%	91,305	772	1.69%
Total interest-bearing liabilities	1,030,619	2,749	0.53%	945,207	2,636	0.56%
Non-interest-bearing deposits	193,703			175,573
Non-interest-bearing liabilities	12,920			12,109
Stockholders' equity	116,382			114,276
Total liabilities and stockholders' equity	$1,353,624			$1,247,165
Net interest income		$21,512			$20,237
Interest rate spread			3.30%			3.36%
Net interest margin			3.39%			3.47%

For Additional Information Contact:
Paul Milano
Chief Financial Officer
Pulaski Financial Corp.
(314) 878-2210